  NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund

Supplement dated February 2, 2015
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, Nationwide Fund Advisors, the investment adviser to the Nationwide Bond Fund (the “Fund”), has agreed to reduce the expense limitation for this Fund from 0.55% to 0.44%.  Accordingly, the changes to the Summary Prospectus are as follows:

1.  The Fees and Expenses table for the Fund on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses1	0.47%	0.49%	0.66%	0.41%	0.45%
Total Annual Fund Operating Expenses	1.22%	1.99%	1.66%	0.91%	0.95%
Fee Waiver/Expense Reimbursement2	(0.47)%	(0.47)%	(0.47)%	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	0.75%	1.52%	1.19%	0.44%	0.48%
1  “Other Expenses” has been restated to reflect current fees.
2  Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.44% until at least February 29, 2016. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 52 of the Prospectus.

2.  The Example tables for the Fund on page 2 of the Summary Prospectus are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$300	$558	$836	$1,628
Class C shares	255	579	1,029	2,279

Class R shares	121	478	858	1,926
Institutional Class shares	45	243	458	1,076
Institutional Service Class shares	49	256	480	1,123

	1 Year	3 Years	5 Years	10 Years
Class C shares	$155	$579	$1,029	$2,279

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE